Southern First Bancshares, Inc.

Annual Shareholder's Meeting
May 21st, 2019

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Corporate Profile:



NORTH CAROLINA
Greensboro
Raleigh
Asheville
Charlotte
Greenville
Atlanta
Columbia
SOUTH CAROLINA
Augusta
GEORGIA
Charleston
Savannah

Southern First markets:

- Greenville, SC: 2000
- Columbia, SC: 2007
- Charleston, SC: 2012
- Raleigh, NC: 2016
- Atlanta, GA: 2017
- Greensboro, NC: 2018

Corporate Profile:

- Overview:
  - Headquartered in Greenville, South Carolina
  - 18 year old bank
  - Offices in Greenville, Columbia, Charleston, Raleigh, Atlanta
    - Greensboro office pending

- Financial snapshot (as of March 31, 2019)
  - Total assets: $2.0 billion
  - ROAA: 1.28% *
  - ROAE: 13.74% *
  - NPA’s: .30%
  - Efficiency ratio: 57%
  - TCE: 8.99%
  - Total risk-based capital: 12.43%

* Annualized based on Q1 2019

2018 Highlights:

Earnings:

- Net Income of $22.3 million – 71% increase over 2017
- ROAA of 1.27% / ROAE of 13.83%

Growth:

- Total deposits increased $267 million – 19% increase
- Total loans increased $290 million – 21% increase

Credit quality and other metrics:

- Total charge-offs of .11%
- Total noninterest income increased 9.3% in 2018
- Net interest margin remained consistent at 3.58%
- Efficiency ratio of 56%
- Tangible common equity of 9.15%
- Valuation declined by 22%

SFST – 2018 Valuation

SFST declined 22%
Bank Index declined 20% / S&P 500 declined 7%


SFST
Bank Index
20
10
0
-10
-20
-30
Price Change (%)
Jan 1, 2018
Dec 31, 2018

SFST – Valuation Factors

Proven performance of growing book value and earnings per share

- Performance
- Growth
- Markets
- Quality
- Management

Proven Excellence

- Monetary Policy
- Economic conditions / expectations
- Tax policy
- Politics
- Industry expectations

SFST – 5 year valuation comparison

SFST increased 274%
Bank Index increased 62%



SFST
Bank Index
Price Change (%)
400
300
200
100
0
-100
A
Jan 1, 2013
Dec 31, 2018

SFST – Increasing Book Value



Book Value / / Stock Price
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$17.02
$22.70
$36.00
$41.25
$32.07
$33.87
$13.34
$14.98
$17.00
$20.37
$23.29
$24.14
Dec '14
Dec '15
Dec '16
Dec '17
Dec '18

SFST – Increasing Book Value



SFST – Book Value
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Dec '14
Dec '15
Dec '16
Dec '17
Dec '18
$13.34
$14.98
$17.00
$20.37
$23.29
$24.14
2015 – 12% growth
2016 – 13% growth
2017 – 20% growth
2018 – 14% growth

SFST – Increasing Earnings per Share


SFST - Earnings per share ($)
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
0.22
0.31
0.45
0.46
0.67
0.78
Mar '14
Mar '15
Mar '16
Mar '17
Mar '18
Mar '19
2015 – 41% growth
2016 – 45% growth
2017 – 2% growth
2018 – 46% growth
2019 – 16% growth

2019 Strategic Objectives:

- Focus on creating a world-class client experience
- Recruit and develop superior talent and continue to invest in our unique culture
- Expand our risk management framework
- Invest in strategic infrastructure and technology
- Grow our client relationships and generate superior performance

Strategic Vision

Q1 2019 financial highlights:

- Net income increased to $6.0 million
  - $.78 per diluted share – 16% increase over Q1 2018
- Return on average assets = 1.28% (1)
- Return on average equity = 13.74% (1)
- Total deposits increased 16% to $1.76 billion (2)
- Loans increased 19% to $1.73 billion (2)
- Book value increased 15% to $24.14 per share (2)
- Strong growth in noninterest income led by mortgage team

(1) Annualized based on Q1 2019
(2) Compared to Q1 2018

Southern First – Executive Team:


Art Seaver
CEO


Justin Strickland
President


Mike Dowling
CFO


Cal Hurst
CBO


Jason Starnes
CIO


Silvia King
Human Resources


Fred Gilmer
Senior Lender


Len Howell
Charleston


Robert Thompson
Greenville


Jonathan Taylor
Raleigh


Sandy Bowen
Atlanta


Joe DePasqaule
Greensboro


Blake Taylor
Columbia


Scott Bailey
Mortgage

Southern First Bancshares

Growing Shareholder Value

- Growth – organic strength in each market
- Performance – earnings / risk management
- Model – technology / efficient structure
- Markets – attractive markets in SC, NC, & GA
- Leadership – performance driven

Southern FIRST

Southern First Bancshares, Inc.

Annual Shareholder's Meeting

Thank you for your continued support